                                                                     Exhibit I-1


             List and Description of Subsidiaries and Investments
                             Of Unicom Corporation
                    (Other than "Public-Utility" Companies)

                               As of March, 2000

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           Name              Jurisdiction                       Description                                   Authority
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
    Subsidiaries of
       Unicom
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  Unicom Enterprises Inc       Illinois    First tier holding company for Unicom non-regulated      See below
                                           investments
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Unicom Mechanical Services     Delaware    design, build, test, repair, distribute products and     Rule 58 (b)(1) (ii) and (vii);
Inc                                        and finance heating, cooling, ventilation and            CINergy HCAR 35-26662
                                           industrial process systems, and high and low voltage
                                           electrical power systems for commercial and
                                           industrial customers

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V. A. Smith Company            Illinois    Subsidiary of Unicom Mechanical Services Inc.            See Unicom Mechanical Services
                                                                                                    Inc
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UMS Acquisition Corp           Delaware    Subsidiary of Unicom Mechanical Services Inc             See Unicom Mechanical Services
                                                                                                    Inc
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KHB Inc                        Illinois    Subsidiary of UMS Acquisition Corp                       See Unicom Mechanical Services
                                                                                                    Inc
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MMCD, Inc                      Illinois    Subsidiary of UMS Acquisition Corp                       See Unicom Mechanical Services
                                                                                                    Inc
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Access Systems Inc.            Illinois    Environmental control; building automation and           See Unicom Mechanical Services
                                           security systems for commercial and industrial           Inc
                                           customers
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Hoekstra Building              Illinois    Environmental control; building automation and           See Unicom Mechanical Services
Automation, Inc                            security systems for commercial and industrial           Inc
                                           customers
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MMSD, Inc                      Illinois    Subsidiary of UMS Acquisition Corp                       See Unicom Mechanical Services
                                                                                                    Inc
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

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
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
Unicom Power Holdings Inc    Delaware       owns electric power production            Rule 58 (b)(1) (vii) and (viii)
                                            facilities; full service developer
                                            engaged in the design, construction,
                                            financing, ownership and operation of
                                            energy production facilities
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Unicom Investment Inc.       Illinois       formed to receive the proceeds from the   Passive tax advantaged investment in
                                            fossil sale pending eventual use of       arrangement not involving a public
                                            those funds.                              utility company.  No-action request
                                                                                      pending with the Commission.
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Unicom Energy Inc            Delaware       markets electricity and natural gas       Rule 58 (b)(1) (v)
                                            where retail competition is established
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Unicom Energy Ohio, Inc.     Delaware       markets natural gas where retail          Rule 58 (b)(1) (v)
                                            competition is established
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Unicom Energy Services Inc.  Illinois       distributed generation including          Rule 58 (b)(1) (i), (vii) and (viii)
                                            microturbine and similar technology;
                                            turnkey energy and operational
                                            solutions; demand-side and supply side
                                            solutions; energy performance
                                            contracting and guaranties; custom
                                            lighting solutions; financing related
                                            thereto

                                            Unicom Distributed Energy division
                                            sells, finances, installs and maintains
                                            on-site generation and cogeneration

                                            Unicom Active Energy Management
                                            division provides a suite of energy
                                            information products and related
                                            consultative services (forecast daily
                                            energy usage and track historical
                                            energy consumption)

                                            eQuater provides energy information
                                            services
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Unicom Gas Services LLC      Delaware       Markets natural gas where retail          Rule 58 (b)(1) (v)
                                            competition is established (To be
                                            merged with Unicom Energy Inc)
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Unicom Power Marketing Inc.  Delaware       wholesale electricity and natural gas     Rule 58 (b)(1)(v)
                                            marketing
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Unicom HealthCare            Illinois       management of SFAS 106 contingent
Management Inc.                             medical plan liabilities
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

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
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UT Holdings Inc.             Delaware       district energy company; operates         Rule 58 (b)(1)(vi) and (vii)
                                            district cooling systems; district
                                            energy systems (chilled water, steam
                                            and/or hot water); construction and
                                            operating services for central energy
                                            plan
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Unicom Thermal Development   Delaware       Subsidiary of UT Holdings Inc.            See UT Holdings Inc.
Inc
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Unicom Thermal               Illinois       Subsidiary of UT Holdings Inc.            See UT Holdings Inc.
Technologies Inc
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Unicom Thermal               Delaware       Subsidiary of UT Holdings Inc.            See UT Holdings Inc.
Technologies Boston Inc.
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Northwind Boston LLC         Massachusetts  25% held by Unicom Thermal Technologies   See UT Holdings Inc
                                            Boston Inc.
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Unicom Thermal               Delaware       Subsidiary of UT Holdings Inc             See UT Holdings Inc
Technologies Houston Inc.
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Northwind Houston LLC        Delaware       25% held by Unicom Thermal Technologies   See UT Holdings Inc
                                            Houston Inc
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Northwind Houston LP         Delaware       25% held by Northwind Houston LLC         See UT Holdings Inc
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Unicom Thermal               Delaware       Subsidiary of UT Holdings Inc (operates   See UT Holdings Inc
Technologies North                          in Canada)
America Inc.
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Northwind Thermal            New Brunswick  Subsidiary of Unicom Thermal              See UT Holdings Inc
Technologies Canada Inc.                    Technologies North America Inc.
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Unicom Thermal               New Brunswick  Subsidiary of Northwind Thermal           See UT Holdings Inc
Technologies Inc.                           Technologies Canada Inc.
----------------------------------------------------------------------------------------------------------------------------
UTT National Power Inc.      Illinois       Subsidiary of UT Holdings Inc             See UT Holdings Inc
----------------------------------------------------------------------------------------------------------------------------
Northwind Midway LLC         Delaware       Subsidiary of UTT National Power Inc.     See UT Holdings Inc
----------------------------------------------------------------------------------------------------------------------------
UTT Nevada Inc.              Nevada         Subsidiary of UT Holdings Inc             See UT Holdings Inc
----------------------------------------------------------------------------------------------------------------------------
Northwind Aladdin LLC (75%)  Nevada         Subsidiary of UTT Nevada Inc.             See UT Holdings Inc
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Northwind Las Vegas LLC      Nevada         Subsidiary of UTT Nevada Inc.             See UT Holdings Inc
(50%)
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Northwind Chicago LLC        Delaware       Subsidiary of UT Holdings Inc.            See UT Holdings Inc
(100%)
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UTT Phoenix, Inc.            Delaware       Subsidiary of UT Holdings Inc             See UT Holdings Inc
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

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
----------------------------------------------------------------------------------------------------------------------------
Northwind Arizona            Delaware         Subsidiary of UTT Phoenix Inc.               See UT Holdings Inc
Development LLC (50%)
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Northwind Phoenix LLC (50%)  Delaware         Subsidiary of UTT Phoenix Inc.               See UT Holdings Inc
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Unicom Resources Inc.        Illinois         [inactive]
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Unicom Assurance Company     Bermuda          A direct sub of Unicom.                      Columbia Insurance Corporation, Ltd.
                                                                                           -----------------------------------
Limited                                       Insurance captive                            HCAR No. 27051
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   Subsidiaries of
    Commonwealth
       Edison
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ComEd Financing I            Delaware       Special purpose financing vehicle              New Century Energies, HCAR No. 26748
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ComEd Financing II           Delaware       Special purpose financing vehicle              New Century Energies, HCAR No. 26748
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ComEd Funding, LLC           Delaware       Special purpose financing vehicle              New Century Energies, HCAR No. 26748
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ComEd Transitional Funding   Delaware       Special purpose financing vehicle              New Century Energies, HCAR No. 26748
 Trust
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Commonwealth Research        Illinois       Engaged in research, development and testing
 Corporation                                activities to ensure a safe, economical and
                                            adequate electric power supply for ComEd;
                                            holds certain energy related patents
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Concomber Ltd                Bermuda        Captive insurance company                      Columbia Insurance Corporation, Ltd.
                                                                                           -----------------------------------
                                                                                           HCAR No. 27051
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Edison Development Company   Delaware       Holds real estate; real estate joint
                                            ventures.
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Edison Development Canada    Canada         Exploration, development, mining and milling   Rule 58 (b)(1)(ix)
 Inc.                                       of uranium ore
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Edison Finance Partnership   Ontario        Intercompany financing with Edison             New Century Energies, HCAR No. 26748
                                            Development Canada and Northwind Thermal
                                            Technologies Canada
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

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
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        Non-subsidiary investments                     Percentage ownership               Description              Authority
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
Apeco Corporation (Common Stock - $.50 Par Value        less than 5%
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Chicago Community Ventures, Inc.                        less than 5%                       enterprise small         WPL Holdings,
                                                                                           business investment      ------------
                                                                                           company                  HCAR
                                                                                                                    35-26856
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Chicago Equity Fund                                     less than 5%                       funds rehab glow and     WPL Holdings,
                                                                                           moderate income housing  ------------
                                                                                                                    HCAR
                                                                                                                    35-26856;
                                                                                                                    Ameren
                                                                                                                    ------
                                                                                                                    HCAR
                                                                                                                    35-26809
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Dearborn Park Corporation                               less than 5%
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I.L.P. Fund C/O Chicago Capital Fund                    less than 5%                       venture capital          WPL Holdings,
                                                                                           small business fund      ------------
                                                                                                                    HCAR
                                                                                                                    35-26856
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Illinois Venture Fund (Unibanc Trust)                   less than 5%                       venture capital          WPL Holdings,
                                                                                           new technology           ------------
                                                                                           in Illinois              HCAR
                                                                                                                    35-26856
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

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